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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2005

                           SIGHT RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)

      8100 Beckett Center Drive  West Chester, Ohio                    45069
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       (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (513)-942-4423

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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On July 15, 2005, Sight Resource Corporation ("SRC"), together with its affiliated debtor entities (collectively, with SRC, the "Debtors"), filed a Disclosure Statement (the "Disclosure Statement") for use in the solicitation of votes on its Joint Plan of Liquidation (the "Plan") with the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court"). A copy of the Disclosure Statement and the Plan are attached hereto as Exhibits
2.1 and 2.2, respectively.

The Plan is a liquidating plan and provides (among other things) that all equity interests in SRC and the other Debtors (other than SRC's equity interests in the other Debtors), including, without limitation, SRC common stock and any warrants, option rights, conversion rights, rights of first refusal, causes of action, or other rights (contractual or otherwise) to acquire to receive any stock or other equity ownership interests in SRC or any of the other Debtors, and any contracts, subscriptions, commitments, or agreements pursuant to which a party was or could have been entitled to receive shares, securities, or other ownership interests in SRC or any of the other Debtors, will be cancelled as of the effective date of the Plan. The holders of such interests will not receive or retain any property under the Plan on account of such interests and will receive no distribution under the Plan. The holders of such interests are, therefore, deemed to have rejected the Plan and are not entitled to vote on the Plan.

SRC filed the Plan (filed herewith as Exhibit 2.2, as described above) with the Bankruptcy Court as an appendix to the Disclosure Schedule.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors' books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective if and when it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

See FORWARD-LOOKING STATEMENTS appearing below in this Report.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

      See Exhibit Index.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SIGHT RESOURCE CORPORATION

Date: July 31, 2005                       By: /s/ John Pate
                                              --------------------------------
                                              John Pate, President

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                                  EXHIBIT INDEX

Exhibit Number                    Description of Exhibit
2.1              Disclosure Statement with Respect to Chapter 11 Plan of
                 Liquidation for Sight Resource Corporation, et al., dated July
                 15, 2005.

2.2              Chapter 11 Joint Plan of Liquidation for Sight Resource
                 Corporation, et al., dated July 15, 2005.